Fees Summary	Aug. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,248,123.20
Previously Paid Amount	0.00
Total Fee Amount	2,640.69
Total Offset Amount	0.00
Net Fee	$ 2,640.69